Accrued liabilities and provisions	12 Months Ended
Dec. 31, 2021
Accrued liabilities and provisions
Accrued liabilities and provisions

23.         Accrued liabilities and provisions

	Asset		Environmental
	retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2020	11,239,325	118,139	1,070,266	12,427,730
Increase in abandonment costs	500,868	—	—	500,868
Effect of business combination (Note 12)	—	329,123	618,760	947,883
Additions	242,435	261,785	210,619	714,839
Uses	(548,133)	(13,453)	(334,922)	(896,508)
Financial costs	292,329	3,925	7,272	303,526
Foreign currency translation	152,212	4,466	34,774	191,452
Transfers	11,283	(19)	31,153	42,417
Balance as of December 31, 2021	11,890,319	703,966	1,637,922	14,232,207
Current	1,041,674	59,843	488,601	1,590,118
Non-current	10,848,645	644,123	1,149,321	12,642,089
	11,890,319	703,966	1,637,922	14,232,207

	Asset		Environmental
	retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2019	8,835,420	137,429	945,439	9,918,288
Increase in abandonment costs	2,307,453	—	—	2,307,453
Additions	143,320	32,108	237,181	412,609
Uses	(291,793)	(31,709)	(106,448)	(429,950)
Financial costs	258,464	—	—	258,464
Effect of control loss in subsidiaries (Note 28)	(23,874)	(20,117)	—	(43,991)
Adjustment on fair value for business combination	31,137	—	—	31,137
Foreign currency translation	37,239	428	5,476	43,143
Transfers	(58,041)	—	(11,382)	(69,423)
Balance as of December 31, 2020	11,239,325	118,139	1,070,266	12,427,730
Current	949,638	46,844	224,627	1,221,109
Non-current	10,289,687	71,295	845,639	11,206,621
	11,239,325	118,139	1,070,266	12,427,730

	Asset		Environmental
	retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2018	6,719,275	127,945	906,792	7,754,012
Increase in abandonment costs	2,188,928	—	—	2,188,928
Additions	112,486	58,913	90,854	262,253
Uses	(410,191)	(45,342)	(59,755)	(515,288)
Financial costs	226,803	—	3	226,806
Foreign currency translation	(5,240)	79	1,211	(3,950)
Transfers	3,359	(4,166)	6,334	5,527
Balance as of December 31, 2019	8,835,420	137,429	945,439	9,918,288
Current	589,411	28,662	171,224	789,297
Non–current	8,246,009	108,767	774,215	9,128,991
	8,835,420	137,429	945,439	9,918,288

23.1       Asset retirement obligation

The estimated liability for asset retirement obligation costs corresponds to the future obligation that the Ecopetrol Business Group to restore environmental conditions to a level similar to that existing before the start of projects or activities, as described in Note 3.5 – Abandonment and dismantling costs of fields and other facilities. As these relate to long–term obligations, this liability is estimated by projecting the expected future payments and discounting at present value with a rate indexed to the Ecopetrol Business Group’s financial obligations, considering the temporariness and risks of this obligation. The discount rates used in the estimate of the obligation as of December 31, 2021, were Exploration and Production 2.89% (2020 – 2.65%), Transportation and Logistics 3.14% (2020 - 2.71%), and Refining and Petrochemicals 4.21% (2020 - 3.67%).

23.2      Litigations

The following table details the main litigations recognized in the statement of financial position as of December 31, whose loss expectations are probable and could imply an outflow of resources:

	2021	2020
Damages to third parties due to hydrocarbon easement in a building near the Cartagena Refinery.	11,019	11,019
CTEEP Regulatory Contingency: Billing Eletrobras – RBNI Corresponds to the collection action filed by Eletrobras against ISA CTEEP requesting the return of the value charged in excess by the company as part of the payment of the compensation resulting from the extension of Concession Contract No. 059/2001 under Law No. 12,783/201, relating to NI facilities (new investments) that had been transferred to the company by Eletrobras.	27,993	—
Second instance rulings unfavorable to the interests of Ecopetrol, related to public works contributions, for which they have a unified sentence and that could be subject to collection by the tax authority	203,160	—

23.2       Environmental contingencies and others

These correspond to contingencies for environmental incidents and obligations related to environmental compensation and mandatory investment of 1% for the use of, exploitation of or effect on natural resources imposed by national, regional, and local environmental authorities. Mandatory investment of 1% is based on the use of water taken directly from natural sources in accordance with the provisions of Law 99 of 1993, Article 43, Decree 1900 of 2006, Decree 2099 of 2017 and 075 and 1120 of 2019 and article 321 of Law 1955 of 2019 in relation to the projects that Ecopetrol develops in Colombia.

The Colombian Government through the Ministry of Environment and Sustainable Development, issued in December 2016 and in January 2017 the Decrees 2099 and 075, which modify the Single Regulatory Decree of the environment and sustainable development sector, Decree 1076 of 2015, related to the mandatory investment for the use of water taken directly from natural sources. The decrees included modifications and guidelines regarding the geographical scope for the execution of the activities for the fulfillment of the obligation, investment lines and the calculation of the base of liquidation of the obligations. Likewise, June 30, 2017, was defined as the maximum date to modify the Investment Plans that are in execution.

In 2019, Law 1955/2020 was issued, which in its article 321 unifies the basis for the settlement of this obligation and requires updating the investment obligations of 1% to present value. Ecopetrol carried out the recertification of the settlement base and the acceptance of the percentage of updating of the investment values of 1% in more than 90 environmental licenses, generating a lower provision for this obligation. Currently, ANLA's pronouncements are being received in relation to article 321 of Law 1955, some through official letters and others through resolutions. Ecopetrol has filed an appeal for reconsideration with ANLA in most cases, which are under review by this authority.

23.3       Contingencies

Oleoducto Bicentenario de Colombia S.A.S.

Settlement agreement with Frontera and the Pacifics OBC:

During July 2018, the carriers Frontera Energy Colombia Corp. (Frontera), Canacol Energy Colombia S.A.S. (Canacol) and Vetra Exploración y Producción Colombia S.A.S. (Vetra and, together with Frontera and Canacol, the Carriers) sent letters to Oleoducto Bicentenario de Colombia S.A.S. (Bicentenario) alleging there were early termination rights under the Ship-or-Pay Transport Agreements entered by each of them and Bicentenario in 2012 (the Transport Agreements). Consequently, Frontera ceased to comply with its obligations under the agreement. Bicentenario has rejected the terms of the letters, noting that there is no option for early termination and reiterating to the Carriers that the Transport Agreements are current and therefore the Carriers must fulfill their obligations under the Transport Agreements in a timely fashion. Under Bicentenario’s understanding that the Transport Agreements remain current and that the Carriers are in violation of their obligations under such agreements, Bicentenario declared the Carriers delinquent because of their failure to pay for transport service under the aforementioned agreements. Consequently, Bicentenario executed the standby letters of credit posted as guarantee for the Transport Agreements.

After trying a direct settlement with Frontera, the Company filed arbitration claims against Frontera under the arbitration agreement contained in the Transportation Contract in the Arbitration and Conciliation Center of Chamber of Commerce of Bogota.

On November 17, 2020, Bicentenario, Frontera, the Pacific OBCs and Cenit Transporte y Logística de Hidrocarburos S.A.S. filed a conciliation request with the Attorney General's Office (Procuraduría General de la Nación) to finish their controversies. In the case of Bicentenario and Frontera together with the Pacific OBCs, the conciliation request is intended to resolve the disputes under the Transportation Contracts and under the Investment Framework Agreement and, in the case of Cenit and Frontera together with the Pacific OBC, the controversies under the respective transportation contracts entered and the tariffs dispute between Cenit and Frontera.

On March 24, 2021, the Attorney General's Office issued a favorable opinion regarding the conciliation request signed between Bicentenario, Frontera, the Pacific OBCs and Cenit Transporte y Logística de Hidrocarburos SAS, recommending that the Administrative Court of Cundinamarca should approve the conciliation agreement to resolve all disputes between the parties.

The Administrative Court of Cundinamarca approved the Conciliation, being executed on November 10, 2021. With the obligations of the parties in the Conciliation Agreement, in compliance, on November 11, 2021, the conciliation was closed.

Settlement agreement with Vetra Exploración y Producción Colombia S.A.S:

On January 13, 2021, Bicentenario and Vetra signed a conciliation agreement with which it was intended to finish the controversies related to the transportation and storage contracts and also finalize the arbitration tribunals that were in progress. Said agreement had to be approved by the Court, prior concept of the Public Ministry. In this arrangement, a formula was established, which consisted, in general, in finalizing the contractual bonds celebrated between the parties and settling all the pending payment obligations between the two companies. In February 2021, the conciliation agreement that finished the controversies between the parties was presented to the court, which was approved on April 28, 2021. With the approval of the conciliation agreement, the controversies between the parties were terminated.

Settlement agreement with Canacol Energy Colombia S.A.S.

On March 8, 2021, Bicentenario and Canacol signed a conciliation agreement with which it was intended to finish the controversies related to the transportation and storage contracts and also finalize the arbitration tribunals that were in progress. Said agreement required approval by the Court, prior concept of the Public Ministry and it established a settlement formula that consisted, in general, in ending the contractual connections between the parties and settling all pending payment obligations between the two companies. In March 2021, the conciliatory formula that finished the controversies between the parties was presented to the Court, which was approved on April 23, 2021. With the approval of the conciliation agreement, the controversies between the parties were terminated.

Cenit Transporte y Logística de Hidrocarburos S.A.S. (“Cenit”) – Controversy with Grupo Frontera

On November 29, 2018, through file No. 15911, the Company filed an arbitration claim against Grupo Frontera for three matters in dispute, between the parties:

-	Unilateral decision of Grupo Frontera to early termination the Ship or Pay transportation contracts for the Caño Limón – Coveñas Pipeline. Within the agreement entered with the Frontera Energy regarding the Caño Limón Coveñas Pipeline, and in particular clause 13.3 establishes that, in the event of service suspension for reasons not attributable to either party, for a longer period 180 continuous calendar days, either party may terminate the contract early. Frontera considered that the facts that gave rise to the early termination of the contract were fulfilled, for its part Cenit considered that no more than 180 days of service suspension had elapsed.
-	Rate disagreement between Cenit and Grupo Frontera regarding the application or not of the rates set by the Ministry of Mines and Energy for the period 2015-2019. Since December 2016, the Frontera Group filed objections to the full payment of invoices issued by Cenit, expressing its opposition to the application of the rates set by the Ministry of Mines and Energy (MME) in resolutions 31480 and 31661 of 2016. In the other hand, Cenit considered that the objections presented by the client were inadmissible.
-	Abandonment Fund: Cenit, considering the resolutions 31480 and 31661 of September 30, 2016, and October 26, 2016, respectively, issued in 2018 and 2019 invoices for the abandonment fund established by the Ministry of Mines and Energy, through which established the transportation rates for some of the Cenit systems for the 2015-2019 rate period.

For its part, Frontera began an international arbitration process against Cenit and the Bicentenario, where the discrepancies and disputes associated with the Investment Framework Agreement and the transportation contracts for the Caño Limón – Coveñas and Bicentenario Pipelines were in process.

Settlement agreement Bicentenario, Cenit and Frontera

On November 17, 2020, Cenit and Oleoducto Bicentenario de Colombia, subsidiaries of Ecopetrol, reached an agreement with Frontera Energy and filed a conciliation request with the Attorney General's Office to resolve all their disputes. The Attorney General's Office issued a favorable concept for the agreement on March 24, 2021, and the Administrative Court of Cundinamarca approved the conciliation on November 5, 2021, once the approving order was executed, all the arbitration processes that existed due to the disputes already described were terminated.

Within the signed agreement, it was established that Frontera would recognize the existence of the contracts in dispute as of December 31, 2019, transfering to Cenit its 43.03% of shares in the Oleoducto Bicentenario, the resources of the trust company assignment corresponding to the tariff disagreement, and deliver to Cenit the full line of the Oleoducto Bicentenario, in addition to allowing the company to offset a portion of its Bicentenario syndicated debt with the pending dividends to be declared and existing accounts receivable in favor of Frontera as of December 31, 2019.

Frontera also signed new transportation contracts with Cenit and its subsidiaries Oleoducto Bicentenario and Oleoducto de los Llanos Orientales (ODL) once the conciliation took effect after the legally required approvals.

Settlement agreement Bicentenario, Cenit and Canacol

On October 30, 2020, Cenit and Canacol reached a settlement agreement to resolve all their disputes. The agreement included a full and final mutual release of all present and future amounts claimed by all parties related to the transportation contracts terminated by the Caño Limón - Coveñas pipeline. On November 18, 2020, the Arbitration Court approved the conciliation agreement between Cenit and Canacol, which considered that Canacol was forced to transfer all its outstanding shares in Oleoducto Bicentenario to Cenit. Additionally, as part of the agreement, Canacol entered in new transportation contracts with Cenit. The contracts allow Cenit to obtain payment of certain amounts included in the settlement, during the term of the contracts.

Settlement agreement Bicentenario, Cenit and Vetra

On November 23, 2020, Cenit and Vetra reached a settlement agreement to resolve all their disputes. The agreement included a full and final mutual release of all present and future amounts claimed by all parties related to the transportation contracts with early termination for the Caño Limón - Coveñas Pipeline. On February 18, 2021, the Arbitration Court approved the conciliation agreement between Cenit and Vetra, which considered that Vetra must transfer all its outstanding shares in Oleoducto Bicentenario to Cenit, and to make a cash payment for the remaining amounts included in the agreement.

Refinería de Cartagena S.A.S.

Arbitration tribunal:

On March 8, 2016, Reficar filed a request for arbitration with the International Chamber of Commerce (the “ICC”) against Chicago Bridge & Iron Company NV, CB&I (UK) Limited and CBI Colombiana SA (jointly, “CB&I”), concerning a dispute related to the Engineering, Procurement, and Construction Agreements entered into by and between Reficar and CB&I for the expansion of the Cartagena Refinery in Cartagena, Colombia. Reficar is the Claimant in the ICC arbitration and seeks no less than USD$2 billion in damages plus lost profits.

On May 25, 2016, CB&I filed its Answer to the Request for Arbitration and the preliminary version of its counterclaim against Reficar, for approximately USD $ 213 million. On June 27, 2016, Reficar filed its reply to CB&I’s counterclaim denying and disputing the declarations and relief requested by CB&I.

On April 28, 2017, Reficar filed its non-detailed claim, and, on the same date, CB&I submitted its Statement of Counterclaim increasing its claims to approximately USD $116 million and COP$387,558 million, including USD $70 million for a letter of credit compliance. On March 16, 2018, CB&I submitted its Exhaustive Statement of Counterclaim further increasing its claims to approximately USD$129 million and COP$432,303 million (including in each case interest), and also filed its Exhaustive Statement of Defense to Reficar’s claims. On this same date, Reficar filed its Exhaustive Statement of Claim seeking, among others, USD$139 million for provisionally paid invoices under the Memorandum of Agreement (“MOA”) and Project Invoicing Procedure (“PIP”) Agreements and the EPC Contract.

On June 28, 2019, Chicago Bridge & Iron Company filed a response to Reficar's non-detailed defense of the counterclaim, updating the value of its claim to approximately USD $137 million and COP $503,241 million, including interest. Likewise, CB&I presented its detailed defense to Reficar's claim.

On this same date, Reficar filed its Reply to CB&I’s Non-Exhaustive Statement of Defense and its Exhaustive Statement of Defense to CB&I’s counterclaim, updating its claim for provisionally paid invoices under the MOA and PIP Agreements and the EPC Contract to approximately USD$137 million.

In relation to this matter, as of December 31, 2021, there is a balance of approximately USD $ 122 million, in invoices paid by Reficar to CB&I, under the PIP and MOA Agreements of the EPC contract, whose supports provided to date by CB&I do not show acceptance by AMEC Foster Wheeler - PCIB.

In January 2020, McDermott International Inc. – CB&I parent company – commenced a bankruptcy case under title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas. Faced with this situation, Refinería de Cartagena has taken actions to protect its interests and has a group of experts with whom it will continue to evaluate other measures it may adopt in this new circumstance.

As a consequence of the initiation of the reorganization process, the arbitration was suspended until July 1, 2020, as described below.

On January 21, 2020, Comet II BV, the successor in interest to Chicago Bridge & Iron Company NV, commenced bankruptcy case under title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas. Before the beginning of the insolvency process of Comet II BV, an automatic suspension of the initiation or continuation of any action, process or execution of judgment or award against Comet II BV became effective, which suspended the arbitration. On January 23, 2020, Comet II B.V. obtained an order from the Bankruptcy Court permitting it to, in its discretion, modify the automatic stay to permit it to proceed with litigation or other contested matters. On March 14, 2020, the Bankruptcy Court entered an order confirming a plan of reorganization, and the order provides for the stay against the arbitration to end upon the earlier of the effective date of the plan or August 30, 2020.- whichever would occur first.

On June 30, 2020, McDermott International Inc. notified the occurrence of the effective date of the reorganization plan, for which the suspension of arbitration was lifted on July 1, 2020.

On May 6, 2020, the Superintendence of Companies ordered the judicial liquidation of CBI Colombiana SA, one of the defendants in the CB&I arbitration. On October 22, 2020, Reficar requested its recognition as a creditor of CBI Colombiana SA, up to the maximum amount of its claims in the arbitration. On January 15, 2021, the liquidator of CBI Colombiana SA accepted Reficar’s request.

On September 22, 2020, the tribunal scheduled the start of the hearings for May 2021.

Between May 17 and June 16, 2021, the first two blocks of the hearing were held, in which the evidence in the Arbitration against CB&I was presented. On June 16, 2021, the Court ordered the submission of post-hearing briefs for October 15 and November 5, 2021. Likewise, the Court summoned the parties to a hearing on closing arguments for November 18, and 19, 2021.

On August 16, 2021, the parties requested the Court to modify the procedural calendar, consisting of slightly altering the dates of presentation of the post-hearing briefs. On August 26, 2021, the Court granted the request of the parties, so the post-hearing briefs were presented on October 22 and November 10, 2021. The closing arguments hearing was held in a single session on November 18, 2021, and the session scheduled for November 19, 2021, was dispensed with.

Subsequently, on December 20, 2021, Refinería de Cartagena presented its memorial for costs in the Arbitration against CB&I. Until the Court issues its final decision, the result of this arbitration is unknown.

23.4       Investigations of control entities – Reficar

Reficar is a wholly owned subsidiary of Ecopetrol. According to Colombian regulations, Ecopetrol’s and Reficar’s employees are considered public servants, and as such can be held liable for negligent use or management of public resources. In this context, given that Ecopetrol is majority owned by the Colombian Government and Reficar is a wholly owned subsidiary of Ecopetrol, Ecopetrol and Reficar administer public resources.

As a result, Ecopetrol and Reficar employees are generally subject to the control and supervision of the following control entities, among others:

Prosecutor’s Office:

To date, 3 legal proceedings are being carried out arising from the events related to the expansion and modernization project of the Refinería de Cartagena (the “project”).

Proceeding 1 – 110016000101201600023 - MOA - PIP and EPC

This process is being carried out against some prior members of the Refinería de Cartagena Board of Directors, Refinería de Cartagena ex workers, Chicago Bridge and Iron Company (CB&I) workers and the Reficar Statutory Auditor between 2013 and 2015; for the crimes of undue interest in the conclusion of contracts, misappropriation in favor of third parties, illicit enrichment of individuals in favor of third parties and ideological falsehood in public document.

On May 31, 2018, the Accusation Formulation Hearing was installed; however, on this date the jurisdiction of the judge in the case was challenged. For this reason, it was only possible to start it on November 29, 2018. On August 22, 2019, the accusation hearing ended and Refinería de Cartagena and Ecopetrol were officially recognized as victims.

On November 25, 2019, the preparatory hearing for the trial was installed.

On November 4, 2020, a hearing was arranged in which the judge of the case manifested his impediment that was resolved by the Superior Court of Bogotá, by means of an order of December 16, February 2021, declaring it unsupported and maintaining jurisdiction in the same court.

The preparatory trial hearing continued from November 2 to 30, 2021. It was suspended to elaborate evidentiary stipulations between the FGN and the defense. It was restarted on January 12, 2022, and will continue with the processing of the stipulations, and later, with the evidentiary requests by the procedural subjects.

Proceeding 2 - 110016000101201800132 Business line

This process is carried out for the crimes of aggravated unfair administration and obtaining a false public document, against previous members of the Board of Directors of Refinería de Cartagena and an ex-president of this company.

On August 5, 2019, the accusation formulation hearing was installed and finished and Refinería de Cartagena and Ecopetrol were officially recognized as victims.

On November 18, 2019, the preparatory trial hearing was installed, and it is currently being developed.

Proceeding 3 – 110016000101201800134 – Subscription of contract PMC - Foster Wheeler

This process is carried out for the crime of entering into a contract without legal requirements, against two ex-workers of the Refinería de Cartagena, who acted as ex-president in property and ex-president in charge, for the period for which the accusation is made.

On January 27, 2020, the accusation hearing was installed and finished, and Refinería de Cartagena and Ecopetrol were officially recognized as victims.

On March 11, 2020, the preparatory hearing for the trial was installed.

On October 4 and 13, 2021, the preparatory hearing for the trial continued, all the evidence, both from the FGN and the defenders, was requested and decreed. On February 7, the oral trial began, and the evidence requested by the Prosecutor’s Office and the defense were taken. On April 5, the practice of evidence concluded, and May 9, 2022, was cited as the date to present the closing arguments.

Office of the Comptroller General (Contraloría General de la República – CGR):

Financial Audit for the 2020 period

The CGR executed a financial audit of Refinería de Cartagena between February 1st and May 27th, 2021.

In the Final Audit Report, three issues of an administrative nature are established, and it is indicated that (i) the budget execution is reasonable, since the budget was prepared and executed in accordance with the applicable regulations, (ii) the internal financial control was efficient, since it is adequate and effective controls according to the risks that are inherent to the different processes, procedures and activities during the 2020 period, (iii) that the accounting opinion is negative, since the CGR considered that the Financial Statements “do not present reasonably in all important aspects the financial situation as of December 31, 2020”.

Considering the above, the CGR did not terminate the fiscal account for the 2020 term.

Fiscal responsibility processes

-	2017-00309_UCC-PRF-005-2017

Through Order No. 773 of June 5, 2018, the Office of the Comptroller General issued an order to file and impute fiscal responsibility within the process # PRF-2017-00309_UCC-PRF-005-2017 and impute responsibility to:

i.Nine (9) ex-members of the Board of Directors of Refinería de Cartagena

ii.Five (5) ex-workers of Refinería de Cartagena

iii.One (1) ex-worker of Ecopetrol

iv.Five (5) contractor companies that provided their services during the execution of the project,

v.Four (5) insurance companies and two (2) reinsurers, as a civilly responsible third party.

Additionally, in the order it was required to form an independent process in relation to the event that generates the late entry into operation of the refinery, which gives rise to a loss of profit; that is, the net profit not received by Refinería de Cartagena.

On April 26, 2021, the CGR issued a first instance ruling with fiscal responsibility for changes 2 and 3 that were made to the expansion and modernization project of the Refinería de Cartagena for a value of COP$2,9 thousands of millions in solidarity and as a gross fault against:

i.Seven (7) ex-members of the Board of Directors of Refinería de Cartagena

ii.Five (5) ex-workers of Refinería de Cartagena

iii.Four (4) contractor companies that provided their services during the execution of the project,

iv.Four (4) insurance companies.

On June 3, 2021, the CGR decided on the appeals for reconsideration and resolved, among other matters: (a) not to reconsider and confirm the first instance ruling for one of the parties, (b) partially reinstate the first instance decision to the insurance companies, (c) partially correct the ruling, and (d) grant the appeals filed.

On July 6, 2021, the CGR's Fiscal and Sanction Chamber decided the degree of consultation and the appeals filed by the parties and resolved, among other matters: (a) to deny the appeals, and (b) to confirm the order that resolved appeal for reconsideration.

The Plenary Chamber of the Council of State, through an Order dated August 26, 2021, decided not to acknowledge the automatic control of the legality of the fiscal responsibility ruling.

The parties affected by the ruling may sue the administrative act directly before the jurisdiction, once it is final.

-	PRF-2018-00684-PRF-017-2018

Due to the late entry into operation that generated lost profits, the CGR is executing an independent process in which various requirements have been met. To date, the CGR has not issued an indictment.

-	PRF-80011-2018-33300

Through Order No. 1328 of August 24th, 2021, the CGR closed the preliminary investigation UCC-IP-005-2019 and opened a new fiscal responsibility process. In this, eight former officials of Refinería de Cartagena (three former presidents and five former financial vice-presidents) are investigated.

According to the press release, the CGR attributes the alleged damage to unidentified expenses associated with the Project, amounting to US$9,240,927 from the period June to December 2015 and US$12,447,618 from the periods 2016 to 2018; and 268.71 MUSD that, being approved and entered the refinery budget, do not show what was executed within the Project.

Through official letter 2021EE0138643 of August 26, 2021, the Intersectoral Comptroller's Office number 15 informed to Refinería de Cartagena of the closure of the Preliminary Inquiry UCC-IP-005-2019 and the opening of the Ordinary Process of Fiscal Responsibility PRF-80011-2018-33300, in which Refinería de Cartagena and Ecopetrol are affected entities.

The CGR has been recognizing legal status to act on the different trusted representatives of those under investigation and has resolved their different requests through orders.

As of the date of this report, the financial statements continue to adequately disclose the Ecopetrol Business Group's financial and operational situation in all material aspects and its internal controls remain in force and therefore the ruling does not generate any impact on the companies.

23.5      Detail of contingent liabilities

The following is a summary of the main contingent liabilities that have not been recognized in the statement of financial position as, according to the evaluations made by internal and external advisors of the Ecopetrol Business Group, the expectation of loss is not probable as of December 31, 2021, and 2020:

	2021		2020
	Number of		Number of
Type of process	processes	Proceedings	processes	Proceedings
Constitutional	86	1,336,966	254	15,810,766
Ordinary administrative	146	1,867,591	158	726,557
Labor	788	87,175	674	57,136
Civil	58	13,148	55	6,363
Penal	1	—	2	595
	1,079	3,304,880	1,143	16,601,417

23.6     Details of contingent assets

The following is a breakdown of the Ecopetrol Business Group’s principal contingent assets, where the inflow of economic benefits is probable, but not virtually certain.

	2021		2020
	Number of		Number of
Type of process	processes	Proceedings	processes	Proceedings
Ordinary administrative	62	217,550	109	404,830
Arbitration	1	78,600	2	138,386
Civil	188	23,258	171	87,871
Penal	72	55,385	149	61,466
Labor	185	4,714	132	3,555
Constitutional	4	—	5	—
	512	379,507	568	696,108